EXHIBIT 99.1

Perry Ellis International Enters into a $437 Million Transaction to Become a Private Company Through an Acquisition Led by George Feldenkreis

Perry Ellis Shareholders to Receive $27.50 per Share in Cash

MIAMI, June 16, 2018 (GLOBE NEWSWIRE) -- Perry Ellis International (NASDAQ:PERY) (“Perry Ellis” or the “Company”) today announced it has entered into a definitive merger agreement under which a newly formed entity controlled by George Feldenkreis, Perry Ellis’ founder and member of the Company’s Board of Directors, will acquire all of the outstanding common shares of Perry Ellis not already beneficially owned by the Feldenkreis family for $27.50 per share in cash. Additionally, the Company and George Feldenkreis have agreed to defer the next annual meeting for the election of directors while the merger agreement is pending.
The purchase price represents a premium of approximately 21.6 percent to Perry Ellis’ unaffected closing stock price on February 5, 2018, the last trading day prior to George Feldenkreis announcing his proposal to take the Company private. The transaction is valued at approximately $437 million.
The transaction was unanimously approved by the Perry Ellis Board of Directors, acting on the unanimous recommendation of a Special Committee of independent directors that was granted full authority to conduct a comprehensive strategic review and evaluate and, if warranted, negotiate the Feldenkreis acquisition proposal.
“The Special Committee and its advisors conducted a disciplined and independent process to ensure the best outcome to maximize value for shareholders. We believe, upon the closing, that this transaction delivers an immediate cash premium and is in the best interest of all Perry Ellis shareholders,” said J. David Scheiner, Non-Executive Chairman of the Perry Ellis Board of Directors and Chair of the Special Committee.
“I believe this transaction will open an exciting new chapter for Perry Ellis, our customers and employees. The markets the Company competes in have undergone transformative changes and I believe that Perry Ellis’ ability to invest and innovate is limited by the short-term pressures of being a public company. The transaction delivers immediate value to shareholders amid an environment of unprecedented disruption and competition. I am confident that as a private company, Perry Ellis will be best positioned to make investments in digital innovation, artificial intelligence and marketing, that support our long term strategy to grow the Company’s powerful global lifestyle brands, while expanding into higher-margin businesses and channels of distribution, including international, direct-to-consumer and licensing,” said George Feldenkreis, founder and Director of Perry Ellis.
“Since its founding, Perry Ellis has been a renowned influencer of fashion and a magnet for highly creative individuals and brands. The completion of this transaction will enable Perry Ellis to preserve the integrity of its infrastructure and business units across the United States and abroad. Our partners should benefit from our enhanced ability to make long term investments in brands, technology and innovation while continuing to remain focused on executing on our long term growth strategy. Perry Ellis intends to be at the forefront of the crucial digital transformation of the apparel industry from marketing to e-commerce, to applications of artificial intelligence,” said Oscar Feldenkreis, Chief Executive Officer of the Company.
“Fortress is delighted to support the founding family of Perry Ellis in a transaction that positions the business for growth and success in the years to come,” said Josh Pack, Managing Partner of Fortress Investment Group.
Following completion of the transaction, Oscar Feldenkreis will continue to lead the company as Chief Executive Officer. George Feldenkreis, Director and Founder, will return to an active role in the management of the Company.  Perry Ellis will continue to be headquartered in Miami, Florida. Upon close, Perry Ellis will become a privately held company and Perry Ellis common shares will no longer be listed or traded on any public market.

The transaction will be financed through a Senior Secured Asset Backed Revolving Loan Facility underwritten by Wells Fargo Bank, N.A., a $282 million multi-tranche term financing facility provided by Fortress Credit Advisors LLC and equity provided by the Feldenkreis family.
The transaction, which is expected to close in the second half of calendar year 2018, is subject to the satisfaction of customary closing conditions and approvals, including approval by Perry Ellis shareholders (including a majority of the shares owned by shareholders other than the Feldenkreis family or any officers or directors of the Company), receipt of regulatory approvals and other customary closing conditions.
PJ SOLOMON is serving as financial advisor to the Special Committee, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Akerman LLP are serving as the Special Committee’s legal counsel, and Innisfree M&A Incorporated is serving as the Company’s proxy solicitor. SCOPE Advisors LLC is serving as financial advisor to the group led by George Feldenkreis, and Olshan Frome Wolosky LLP and Proskauer Rose LLP are serving as legal advisor to the group led by George Feldenkreis. Stearns Weaver Miller Weissler Alhadeff & Sitterson is serving as legal counsel to Oscar Feldenkreis. Kirkland & Ellis LLP is serving as legal advisor to Fortress Credit Advisors LLC and its affiliates.

About Perry Ellis International
Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances. The Company’s collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men’s and women’s swimwear is available through all major levels of retail distribution. The Company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, An Original Penguin® by Munsingwear®, Laundry by Shelli Segal®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Grand Slam®, John Henry®, Manhattan®, Axist®, Jantzen® and Farah®. The Company enhances its roster of brands by licensing trademarks from third parties, including: Nike® and Jag® for swimwear, and Callaway®, PGA TOUR®, Jack Nicklaus® for golf apparel and Guy Harvey® for performance fishing and resort wear. Additional information on the Company is available at http://www.pery.com.

About George Feldenkreis
George Feldenkreis is the founder of Supreme International, which started designing and importing apparel in 1967, eventually went public in 1993, and changed its name to Perry Ellis International, Inc. upon completing the acquisition of the brand in 2000. George Feldenkreis has been an owner of the Company for over 50 years, its president, CEO, and Chairman of the Board since 1967 until September 2017, and continues to be a member of the Board.

Safe Harbor Statement
We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, including, but not limited to these caused by port disruptions, disruptions due to weather patterns, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, the impact to our business resulting from the United Kingdom’s referendum vote to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Forward-looking statements also may include information concerning the proposed merger transaction, including unexpected costs or liabilities, delays due to regulatory review, certain closing conditions (including the committed financing) may not be timely satisfied or waived, litigation may be commenced and general and business conditions may change.  Investors are cautioned that all forward-looking statements involve risks and uncertainties and factors relating to the proposed transaction, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC, all of which are difficult to predict and many of which are beyond Perry Ellis’ control. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise.

Additional Information and Certain Information Regarding Participants
The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed transaction. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (http://investor.pery.com), or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s Annual Report on Form 10-K for the year ended February 3, 2018 and the Form 10-K/A filed by the Company with the SEC on June 1, 2018. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investor.pery.com, by writing to Perry Ellis International, Inc., at 3000 N.W. 107 Avenue, Miami, FL 33172.

Certain Participant Information
In accordance with Rule 14a-12(a)(1)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the following directors, executive officers and other employees of Perry Ellis are deemed to be participants in the solicitation of proxies from Perry Ellis’ shareholders in connection with the proposed transaction and, as of the date hereof, beneficially own the amount of shares of Perry Ellis’ common stock, $0.01 par value per share, indicated adjacent to his or her name: (i) Perry Ellis directors: Joe Arriola (15,590 shares), Jane E. DeFlorio (22,710 shares), George Feldenkreis (1,716,862 shares), Oscar Feldenkreis (1,223,329 shares), Bruce J. Klatsky (21,723 shares), Michael W. Rayden (21,723 shares), and J. David Scheiner (26,205 shares), and (ii) Perry Ellis executive officers and other employees: David Enright (31,706 shares), Jorge Narino (14,988 shares), Stanley Silverstein (73,666 shares) and John Voith (64,624 shares). The business address for each person is c/o Perry Ellis International, Inc., 3000 N.W. 107th Avenue, Miami, FL 33172. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement, including the schedules and appendices thereto, and other materials to be filed with the SEC in connection with the proposed transaction.
Contacts
Investor:
Innisfree M&A Incorporated
Arthur Crozier / Jennifer Shotwell / Scott Winter
212-750-5833
Or
Media:
Joele Frank, Wilkinson Brimmer Katcher
Ed Trissel / Sharon Stern / Jeff Kauth
212-355-4449